UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 2, 2024

CYTOSORBENTS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36792	98-0373793
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

305 College Road East Princeton, New Jersey	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 329-8885

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
common stock, $0.001 par value	CTSO	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 2, 2024, the Board of Directors (the “Board”) of CytoSorbents Corporation (the “Company”) approved the Second Amended and Restated Bylaws of the Company (the “Bylaws”), which became effective immediately. The Board adopted certain clarifying amendments and other updates, which, among other items, made the following changes:

•	Article I, Section 1.5 of the Bylaws has been amended to delete the requirement to make a stockholder list available for examination at stockholder meetings, consistent with recent amendments to the Delaware General Corporation Law (“DGCL”);

•	Article I, Sections 1.9(a) and 1.10(b) and Article II, Section 2.15(b) of the Bylaws have been amended to update certain disclosure requirements in the advance notice to be provided in connection with stockholder submissions of proposals regarding certain business to be conducted at annual meetings of stockholders and stockholder nominations of directors;

•	Article I, Section 1.12 of the Bylaws has been amended to delete the requirement for stockholder action to be effected at a duly called annual or special meeting of stockholders, consistent with the DGCL; and

•	Article VIII of the Bylaws has been amended to add a forum selection clause which (i) requires all litigation concerning the internal affairs of the Company to proceed in the State of Delaware and (ii) requires all cases brought to enforce a duty or liability created by the Securities Act of 1933, or any successor thereto, or the Securities Exchange Act of 1934 to be litigated in federal court.

The foregoing description of the Bylaws does not purport to be complete and is qualified entirely by reference to the full text of the Bylaws, which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01	Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of CytoSorbents Corporation
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 6, 2024	CYTOSORBENTS CORPORATION

	By:	/s/ Dr. Phillip P. Chan
	Name:	Dr. Phillip P. Chan
	Title:	Chief Executive Officer